UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

__________________________
FORM 8-K
__________________________

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): September 10, 2014
 _________________________
CBS Outdoor Americas Inc.
(Exact name of registrant as specified in its charter)

 __________________________

Maryland	001-36367	46-4494703
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

405 Lexington Avenue, 17th Floor New York, New York	10174
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (212) 297-6400
__________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

On September 10, 2014, Jeremy Male, Chief Executive Officer of CBS Outdoor Americas Inc. (the “Company”), will make the following statements at the Goldman Sachs 23rd Annual Communacopia Conference in New York, New York:

“As we previously indicated, national advertising has improved slightly from second quarter levels, but the the overall market is not as strong as expected. As a result, we are updating our view of third quarter revenues, which we now expect to be close to flat year-over-year, down from the low-single-digit range we provided on our August earnings call. This continues to include the comparison issues associated with a contract non-renewal in April 2014 and the sale of our street furniture business in Los Angeles in November 2013.”

“We are pleased to be able to accelerate the proposed closing of the acquisition of outdoor advertising assets from Van Wagner to the fourth quarter of this year, and are now working toward closing the acquisition as early as possible during the quarter. We are also pleased to inform you that this business is trending positively for the second half.”
“Together with our previously announced acquisition of billboards in Chicago, we expect to close three additional tuck-in acquisitions by the end of this year. Together, these four acquisitions amount to a total purchase price of approximately $20 million and they will complement our existing top-market U.S. portfolio.”
The information contained in this Item 7.01 of this Current Report on Form 8-K is being furnished pursuant to Item 7.01. This information shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, or incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.
Cautionary Statement Concerning Forward-Looking Statements

The Company has made statements in this Current Report on Form 8-K that are forward-looking statements within the meaning of the federal securities laws, including the Private Securities Litigation Reform Act of 1995. You can identify forward-looking statements by the use of forward-looking terminology such as “expect,” “could,” “may,” “will,” or “anticipates” or the negative of these words and phrases or similar words or phrases that are predictions of or indicate future events or trends and that do not relate solely to historical matters. You can also identify forward-looking statements by discussions of strategy, plans or intentions related to the proposed acquisition of certain outdoor advertising businesses of Van Wagner Communications, LLC (“the Acquired Business”) and any potential benefits of the acquisition, any additional acquisitions, and the Company’s capital resources, portfolio performance and results of operations. Forward-looking statements involve numerous risks and uncertainties and you should not rely on them as predictions of future events. Forward-looking statements depend on assumptions, data or methods that may be incorrect or imprecise and may not be able to be realized. The Company does not guarantee that the transactions and events described will happen as described (or that they will happen at all). The following factors, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward-looking statements: the closing conditions of the acquisition of the Acquired Business or any additional acquisitions may not be satisfied in the expected timeframe or at all; integrating the Acquired Business or any additional acquisitions may be more difficult, costly or time consuming than expected and the anticipated benefits and cost savings of the acquisitions may not be fully realized; unknown risks inherent in the acquisitions, or certain assumptions with respect to the Acquired Business or any additional acquisitions that may prove to be inaccurate; termination of the purchase agreement related to the acquisition of the Acquired Business; declines in advertising and general economic conditions; competition; government regulation; the Company’s inability to increase the number of digital advertising displays in its portfolio; taxes, fees and registration requirements; the Company’s ability to obtain and renew key municipal concessions on favorable terms; decreased government compensation for the removal of lawful billboards; content-based restrictions on outdoor advertising; environmental, health and safety laws and regulations; seasonal variations; risks related to future acquisitions and other strategic transactions; time and resources to comply with rules and regulations as a stand-alone public company; incremental costs incurred as a stand-alone public company; dependence on the Company’s management team and advertising executives; the ability of the Company’s board of directors to cause it to issue additional shares of stock without stockholder approval; certain provisions of Maryland law may limit the ability of a third party to acquire control of the Company; the Company’s rights and the rights of its stockholders to take action against its directors and officers are limited; the Company may not realize the expected benefits from its separation from CBS Corporation; hedging transactions; establishing an operating partnership; asset impairment charges for goodwill; diverse risks in the Company’s international business; a breach of the Company’s security measures; the Company has a limited right to use the CBS mark and logo; the financial in formation included in the Company’s filings with the Securities and Exchange Commission (the “SEC”) may not be a reliable indicator of its future results; cash available for distributions; the Company’s substantial indebtedness; restrictions in the agreements governing the Company’s indebtedness; incurrence of additional debt; interest rate risk exposure from the Company’s variable-rate indebtedness; the Company’s ability to generate cash to service its indebtedness; the Company’s dependence on cash flow generated by its subsidiaries; legislative, administrative, regulatory or other actions affecting real estate investment trust (“REITs”), including positions taken by the Internal Revenue Service (“IRS”); the Company’s failure to remain qualified to be taxed as a REIT; REIT ownership limits; dividends payable by REITs do not qualify for the reduced tax rates available for some dividends; REIT distribution requirements; availability of external sources of capital; the Company may face other tax liabilities even if it remains qualified to be taxed as a REIT; complying with REIT requirements may cause the Company to liquidate investments or forgo otherwise attractive opportunities; the Company’s ability to contribute certain contracts to a taxable REIT subsidiary (“TRS”); the Company’s planned use of TRSs may cause it to fail to remain qualified to be taxed as a REIT; the Company’s ability to hedge effectively; paying the one-time dividend to the Company’s stockholders to distribute accumulated earnings and profits attributable to a non-REIT year, including any earnings and profits allocated to it by CBS Corporation, and/or taxable dividends in common stock and cash; failure to meet the REIT income tests as a result of receiving non-qualifying income; even if the Company remains qualified to be taxed as a REIT, and it sells assets, it could be subject to tax on any unrealized net built-in gains in the assets held before electing to be treated as a REIT; the IRS may deem the gains from sales of the Company’s outdoor advertising assets to be subject to a 100% prohibited transaction tax; the Company’s lack of an operating history as a REIT; the Company may not be able to engage in desirable strategic or capital-raising transactions as a result of its separation from CBS Corporation, and it could be liable for adverse tax consequences resulting from engaging in significant strategic or capital-raising transactions; and other factors described in the Company’s filings with the SEC, including but not limited to the sections entitled “Risk Factors” in its Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2014 and in its prospectus filed with the SEC on July 7, 2014. All forward-looking statements in this report apply as of the date of this report or as of the date they were made and, except as required by applicable law, the Company disclaims any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors of new information, data or methods, future events or other changes.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CBS OUTDOOR AMERICAS INC.

By:	/s/ Donald R. Shassian
	Name:	Donald R. Shassian
	Title:	Executive Vice President and
Chief Financial Officer

Date: September 10, 2014